Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of National Waterworks, Inc. (the “Company”), on Form 10-Q for the period ended June 24, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of National Waterworks, Inc.

/s/ Harry K. Hornish, Jr.
Harry K. Hornish, Jr.
President and Chief Executive Officer July 29, 2005

/s/ Philip Keipp
Philip Keipp
Vice President and Chief Financial Officer July 29, 2005

A signed written statement required by Section 906 has been provided to National Waterworks, Inc. and will be retained by National Waterworks, Inc. and furnished to the Securities and Exchange Commission and its staff upon request.

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